SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14C
                                 (RULE 14C-101)

                            SCHEDULE 14C INFORMATION

               INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Check the appropriate box:



[ ]        Preliminary Information Statement

             Confidential, for Use of the Commission Only (as permitted by Rule 14a-5(d) (1))

[X]        Definitive Information Statement



                        ENTRUST FINANCIAL SERVICES, INC.
                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required

Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1) Title of each class of securities to which transaction applies:

    ---------------------------------------------------------------

(2) Aggregate number of securities to which transaction applies:

    ------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    ----------------------------------------------------------------------

(4) Proposed maximum aggregate value of transaction:

    ------------------------------------------------

(5) Total fee paid:

    Fee previously paid with preliminary materials.

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount Previously Paid:

    -------------------------------------------------

(2) Form, Schedule or Registration Statement No.:

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(3) Filing Party:

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(4) Date Filed:

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


                        ENTRUST FINANCIAL SERVICES, INC.
                                47 SCHOOL AVENUE
                            CHATHAM, NEW JERSEY 07928
                                 (973) 635-4047


                                December 19, 2006



Dear Shareholder:


This Information Statement is furnished to holders of shares of common stock, par value $.0000001 per share ("Common Stock"), of ENTRUST FINANCIAL SERVICES, INC. ("Entrust"). We are sending you this Information Statement to inform you that on December 4, 2006, Entrust's Board of Directors (the "Board") unanimously adopted resolutions, subject to shareholder approval, to reincorporate Entrust in the State of Delaware by merger with and into a Delaware corporation with the same name ("Entrust Delaware") which Entrust formed for such purpose (the "Migratory Merger"). Effective as of December 4, 2006, pursuant to, the By-Laws and Articles of Incorporation of the company and Colorado Business Corporation Act ss.7-107-104, certain of our principal shareholders (identified in the section entitled "Voting Securities and Principal Holders Thereof") holding 1,907,143 shares of Common Stock, representing approximately 92.7% of Entrust's total issued and outstanding shares of Common Stock, adopted resolutions to authorize the Migratory Merger. On the effective date of the Migratory Merger:
1) Entrust will adopt the capital structure of Entrust Delaware which includes total authorized capital stock of 101,000,000 shares, of which 100,000,000 shares are common stock, with a par value of $.001 per share (the "Entrust Delaware Common Stock") and 1,000,000 shares are blank check preferred stock, with a par value of $.001 per share (the "Preferred Stock"). The Preferred Stock may be issued from time to time in one or more series with such designations, preferences and relative participating, optional or other special rights and qualifications, limitations or restrictions thereof, as shall be stated in the resolutions adopted by Entrust Delaware's Board of Directors providing for the issuance of such Preferred Stock or series thereof; and 2) the issued and outstanding shares of Common Stock will automatically convert into the right to receive shares of Entrust Delaware Common Stock at a ratio of one (1) share of Common Stock for one (1) share of Entrust Delaware Common Stock (the "Conversion Ratio"). In addition, notwithstanding approval of this proposal by the shareholders, the Board may, in its sole discretion, determine not to effect, and abandon, the Migratory Merger without further action by shareholders.


The Board believes that the proposed Migratory Merger will be beneficial to Entrust and its shareholders because it will enhance Entrust's ability to attract a transaction consistent with its current plan and purpose.

                WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE NOT
                         REQUESTED TO SEND US A PROXY.

The enclosed Information Statement is being furnished to you to inform you that the foregoing action has been approved by the holders of 92.7% of the outstanding shares of Common Stock. The Migratory Merger will not become effective before the date which is 20 days after this Information Statement is first mailed to Entrust's shareholders. You are urged to read the Information Statement in its entirety for a description of the action taken by the Board and 92.7% of the shareholders of Entrust.


This Information Statement is being mailed on or about December 20, 2006 to shareholders of record on December 12, 2006 (the "Record Date").


                                                       /s/ Arnold Kling
                                                       -------------------------
                                                       Arnold Kling, President

                        ENTRUST FINANCIAL SERVICES, INC.
                                47 SCHOOL AVENUE
                            CHATHAM, NEW JERSEY 07928
                                 (973) 635-4047

                   -------------------------------------------

                              INFORMATION STATEMENT
                            PURSUANT TO SECTION 14(C)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                            AND RULE 14C-2 THEREUNDER
                   -------------------------------------------


        NO VOTE OR OTHER ACTION OF ENTRUST'S SHAREHOLDERS IS REQUIRED IN
                  CONNECTION WITH THIS INFORMATION STATEMENT.

                  WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE
                       REQUESTED NOT TO SEND US A PROXY.

Entrust Financial Services, Inc. ("Entrust") is distributing this Information Statement to its shareholders in full satisfaction of any notice requirements it may have under Securities and Exchange Act of 1934, as amended, and the Colorado Business Corporation Act. No additional action will be undertaken by Entrust with respect to the receipt of written consents, and no dissenters' rights with respect to the receipt of the written consents, and no dissenters' rights under Colorado Business Corporation Act are afforded to Entrust's shareholders as a result of the adoption of the resolutions approving Entrust's migration from Colorado to Delaware.

Expenses in connection with the distribution of this Information Statement, which are anticipated to be less than $5,000.00, will be paid by Entrust.

BACKGROUND

Since Entrust's disposition of its Entrust Mortgage, Inc. subsidiary in August 2005, its plan has consisted of exploring potential targets for a business combination with Entrust through a purchase of assets, share purchase or exchange, merger or similar type of transaction. In order to facilitate such a transaction, the Board believes that, among other things, Entrust should reincorporate in the State of Delaware by merger with and into a Delaware corporation with the same name ("Entrust Delaware") which Entrust formed for such purpose (the "Migratory Merger"). The Board believes that the Migratory Merger would make Entrust more attractive for a potential business combination and therefore be in the best interest of Entrust's shareholders and Entrust. No further action on the part of shareholders will be required to either implement or abandon the Migratory Merger. The Migratory Merger will be effective upon the filing of the Merger Certificates, as described below, or on such later date as determined by the Board (the "Effective Date"). The Board will determine when to file the Merger Certificates. The Board reserves the right to elect not to proceed, and abandon, the Migratory Merger if it determines, in its sole discretion, that this proposal is no longer in the best interests of Entrust's shareholders.


CERTAIN RISK FACTORS ASSOCIATED WITH THE MIGRATORY MERGER

THERE CAN BE NO ASSURANCE THAT IF THE MIGRATORY MERGER IS EFFECTED, THE RESULTING COMPANY WILL ATTRACT ANY, OR SATISFY POTENTIAL ACQUISITION, TARGETS AND THERE IS NO GUARANTEE THAT ANY TRANSACTION WILL BE EFFECTED.

THE MARKET PRICE OF ENTRUST'S COMMON STOCK COULD DECLINE IF INVESTORS DISLIKE THE MIGRATORY MERGER.

IMPACT OF THE MIGRATORY MERGER IF IMPLEMENTED

If effected, the Migratory Merger will affect all of Entrust's shareholders uniformly and will not affect any shareholder's percentage ownership interests in Entrust or proportionate voting power.

The principal effect of the Migratory Merger will be that:

o Subsequent to the Effective Date of the merger Entrust will be domiciled in the State of Delaware;

o The issued and outstanding shares of Common Stock will automatically convert into the right to receive shares of Entrust Delaware Common Stock at a ratio of one (1) share of Common Stock for one (1) share of Entrust Delaware Common Stock (the "Conversion Ratio");


o Following the Effective Date, any and all issued and outstanding options, warrants or other rights to acquire any Common Stock will be converted into an option, warrant or other right, as the case may be, to purchase shares of Entrust Delaware Common Stock on the same terms, at the same Conversion Ratio as Common Stock are converted into Entrust Delaware Common Stock and at a price equal to the current exercise price;

o Entrust will adopt the capital structure of Entrust Delaware which includes total authorized capital stock of 101,000,000 shares, of which 100,000,000 shares are common stock, with a par value of $.001 per share (the "Entrust Delaware Common Stock") and 1,000,000 shares are blank check preferred stock, with a par value of $.001 per share (the "Preferred Stock"). The Preferred Stock may be issued from time to time in one or more series with such designations, preferences and relative participating, optional or other special rights and qualifications, limitations or restrictions thereof, as shall be stated in the resolutions adopted by Entrust Delaware's Board of Directors providing for the issuance of such Preferred Stock or series thereof; and

o Generally, after the Effective Date of the merger, shareholders will have the same rights available to them under Entrust Delaware's Certificate of Incorporation and Bylaws as currently available to them under Entrust's Articles of Incorporation and Bylaws with the following exceptions pursuant to the Bylaws of Entrust Delaware, generally: 1) a Special Meeting of Shareholders called by shareholders will require the request of holders in the aggregate of at least 50% of all shares entitled to vote at such meeting; 2) written notice of a Special Meeting of Shareholders must be given at least 20 days but no more than 60 days before the date fixed for such meeting. In addition, under certain circumstances where multiple written notices have been returned undeliverable notice need not be given to such shareholder until such shareholder updates his address of record; and 3) the requisite quorum to hold a meeting of shareholders requires the presence, in person or by proxy, the holders of a majority of the shares issued and outstanding and entitled to vote thereat. In comparison, under the Bylaws of Entrust generally, 1) a Special Meeting of Shareholders can be called by shareholders of record holding in the aggregate 20% of the shares entitled to vote at such meeting; 2) written notice of such a meeting must be given at least 10 days but no more than 50 days before the date fixed for such meeting; and 3) the requisite quorum to hold a meeting of shareholders requires the presence, in person or by proxy, the holders of at least one-third of the shares issued and outstanding and entitled to vote thereat; provided, however, a quorum may be present to transact business at any adjourned meeting.



EFFECT ON REGISTERED AND BENEFICIAL SHAREHOLDERS

Upon effectuating the Migratory Merger, we intend to treat shareholders holding Entrust Delaware Common Stock in "street name", through a bank, broker or other nominee, in the same manner as registered shareholders whose shares are registered in their names. If you hold your shares with a bank, broker or other nominee and if you have any questions in this regard, we encourage you to contact your nominee.

EFFECT ON REGISTERED CERTIFICATED SHARES

Some of our registered shareholders hold all their shares in certificate form. If any of your shares are held in certificate form, you will receive a transmittal letter from our transfer agent, Corporate Stock Transfer, Inc. as soon as practicable after the Effective Date. The letter of transmittal will contain instructions on how to surrender your certificate(s) representing the shares of Common Stock owned by you to the transfer agent. Upon receipt of your certificate, subject to the aforementioned Conversion Ratio, you will be issued a new stock certificate for shares of Entrust Delaware Common Stock. SHAREHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY CERTIFICATE(S) UNTIL REQUESTED TO DO SO.



POTENTIAL ANTI-TAKEOVER EFFECT

The Preferred Stock may be issued from time to time in one or more series with such designations, preferences and relative participating, optional or other special rights and qualifications, limitations or restrictions thereof, as shall be stated in the resolutions adopted by Entrust Delaware's Board of Directors providing for the issuance of such Preferred Stock or series thereof without the need for shareholder approval. The authorization of the Preferred Stock, could adversely affect the ability of third parties to takeover or effect a change in control of Entrust Delaware by, for example, permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of the Entrust Delaware's Board or contemplating a tender offer or other transaction for the combination of Entrust Delaware with another company. Although the authorization of the Preferred Stock could, under certain circumstances, have an anti-takeover effect, the authorization of the Preferred Stock is not in response to any effort of which Entrust is aware to accumulate its shares or shares of Entrust Delaware or obtain control of Entrust or Entrust Delaware.



AUTHORIZED SHARES

On the Effective Date, Entrust will adopt the capital structure of Entrust Delaware which includes total authorized capital stock of 101,000,000 shares, of which 100,000,000 shares are Entrust Delaware Common Stock and 1,000,000 shares of Preferred Stock which preferred stock may be issued from time to time in one or more series with such designations, preferences and relative participating, optional or other special rights and qualifications, limitations or restrictions thereof, as shall be stated in the resolutions adopted by Entrust Delaware's Board of Directors providing for the issuance of such Preferred Stock or series thereof. A draft of the Certificate of Incorporation of Entrust Delaware is attached as Exhibit A to this Information Statement. As of the Record Date, Entrust had 100,000,000 shares of authorized Common Stock of which 2,057,582 shares are issued and outstanding. After the Effective Date, the number of authorized shares that are issued and outstanding would remain unchanged. Authorized but unissued shares of Entrust Delaware will be available for issuance, and although Entrust presently has no specific plans to issue any shares, Entrust Delaware may issue such shares in the future. If Entrust Delaware issues additional shares, the ownership interest of Entrust Delaware's shareholders will be diluted.


ACCOUNTING MATTERS

The Migratory Merger will increase the par value from $.0000001 to $.001 per share and as a result the stated capital of the Common Stock will increase by approximately $2,000.00 and the additional paid-in capital of the Common Stock will decrease by the same amount. The per-share net income or loss and net book value of Common Stock will be unchanged.

PROCEDURE FOR EFFECTING THE MIGRATORY MERGER

On or about the 20th day after this Information Statement is first mailed to shareholders of record on the Record Date, Entrust will promptly cause Articles of Merger to be filed with the Secretary of State of Colorado and a Certificate of Merger to be filed with the Secretary of State of Delaware (collectively both are the "Merger Certificates"). The Migratory Merger will become effective on the date of filing of the Merger Certificates or on such later date as determined by the Board, which is referred to as the "Effective Date." Beginning on the Effective Date, each stock certificate representing Common Stock pre-Migratory Merger, subject to the Conversion Ratio, will be deemed for all corporate purposes to evidence ownership of Entrust Delaware Common Stock.


APPRAISAL RIGHTS

Shareholders who have not consented to and are not in favor of the Migratory Merger may have the right to seek payment in cash of the fair value of their Common Stock by complying with the requirements of Article 113 of the Colorado Business Corporations Act. Entrust's shareholders have the right to dissent from the Migratory Merger by filing with Entrust prior to the Effective Date a written notice of the shareholder's intention to demand payment for the shareholder's shares if the Board effects the Migratory Merger. Thereafter, the dissenting shareholder may make a written demand on Entrust for payment of the fair value of the shareholder's shares and deposit the shareholder's certificates for certificated shares. Upon demand, Entrust will pay to the shareholder the amount it estimates to be the fair value of the dissenter's shares. If a dissenting shareholder believes that the amount paid by Entrust is not the fair value of the dissenter's shares, the dissenter may demand additional payment in an amount representing what the dissenter estimates is the fair value of the shares and accrued interest. After receiving the dissenter's demand, Entrust may choose either to accept the shareholder's estimate of the fair value or to petition a court to determine the fair value of the shares and accrued interest. This discussion is not a complete description of the procedures that must be followed for a shareholder to perfect his dissenter's rights. Failure of a shareholder to strictly adhere to the requirements of
Article 113 will result in the loss of the shareholder's dissenter's rights. A copy of Article 113 is attached hereto as Exhibit B. Any shareholder who anticipates dissenting from the action to be taken by the Board should consult his or her own counsel to establish the requisite time requirements.

         THE PROVISIONS OF ARTICLE 113 ARE COMPLEX AND TECHNICAL IN NATURE. SHAREHOLDERS DESIRING TO EXERCISE DISSENTERS' RIGHTS MAY WISH TO CONSULT COUNSEL, SINCE THE FAILURE TO COMPLY STRICTLY WITH THESE PROVISIONS WILL RESULT IN THE LOSS OF THEIR DISSENTERS' RIGHTS.


FEDERAL INCOME TAX CONSEQUENCES OF THE MIGRATORY MERGER

The following is a summary of certain material United States federal income tax consequences of the conversion of Common Stock at the Conversion Ratio, does not purport to be a complete discussion of all of the possible federal income tax consequences of such conversion and is included for general information only. Further, it does not address any state, local or foreign income or other tax consequences. Also, it does not address the tax consequences to holders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers and tax-exempt entities. The discussion is based on the provisions of the United States federal income tax law as of the date hereof, which is subject to change retroactively as well as prospectively. This summary also assumes that the shares of Common Stock were, and the shares of Entrust Delaware Common Stock will be, held as a "capital asset," as defined in the Internal Revenue Code of 1986, as amended (i.e., generally, property held for investment). The tax treatment of a shareholder may vary depending upon the particular facts and circumstances of such shareholder. Each shareholder is urged to consult with such shareholder's own tax advisor with respect to the tax consequences of the conversion of Common Stock at the Conversion Ratio. As used herein, the term United States holder means a shareholder that is, for federal income tax purposes: a citizen or resident of the United States; a corporation or other entity taxed as a corporation created or organized in or under the laws of the United States, any State of the United States or the District of Columbia; an estate the income of which is subject to federal income tax regardless of its source; or a trust if a U.S. court is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust.

No gain or loss should be recognized by a shareholder upon the conversion of Common Stock at the Conversion Ratio by such shareholder. The aggregate tax basis of the shares of Entrust Delaware Common Stock received in such conversion will be the same as the shareholder's aggregate tax basis in the shares of Common Stock converted therefor. The shareholder's holding period for the shares of Entrust Delaware Common Stock will include the period during which the shareholder held the shares of Common Stock surrendered in such conversion.

Our view regarding the tax consequences of the Migratory Merger is not binding on the Internal Revenue Service or the courts. ACCORDINGLY, EACH SHAREHOLDER SHOULD CONSULT WITH HIS OR HER OWN TAX ADVISOR WITH RESPECT TO ALL OF THE POTENTIAL TAX CONSEQUENCES TO HIM OR HER OF THE CONVERSION OFCOMMON STOCK AT THE CONVERSION RATIO.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

The following table lists, as of December 4, 2006, the number of shares of Common Stock beneficially owned by (i) each person or entity known to Entrust to be the beneficial owner of more than 5% of the outstanding common stock; (ii) each officer and director of Entrust; and (iii) all officers and directors as a group. Information relating to beneficial ownership of Common Stock by our principal shareholders and management is based upon information furnished by each person using "beneficial ownership" concepts under the rules of the Securities and Exchange Commission. Under these rules, a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to vote or direct the voting of the security, or investment power, which includes the power to vote or direct the voting of the security. The person is also deemed to be a beneficial owner of any security of which that person has a right to acquire beneficial ownership within 60 days. Under the Securities and Exchange Commission rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which he or she may not have any pecuniary beneficial interest.

The percentages below are calculated based on 2,057,582 shares of Common Stock issued and outstanding.

                                                                                                     Percentage of
              Name and Address of                             Number of Shares                           Shares
                Beneficial Owner                           Beneficially Owned (1)                  Beneficially Owned
-------------------------------------------------    -----------------------------------    ---------------------------------

R&R Biotech Partners, LLC
1270 Avenue of the Americas 16th Floor
New York, NY 10020
Attention:  Thomas Pinou, CFO                                    1,414,286                               68.7%

Moyo Partners, LLC (2)
c/o Arnold Kling, Esq.
712 Fifth Ave, 11th Floor
New York, NY 10019                                                 353,571                               17.2%

Arnold Kling(3)
712 Fifth Ave, 11th Floor
New York, NY 10019                                                  69,643                                3.4%

Kirk Warshaw(4)
47 School Avenue
Chatam, New Jersey 07928                                            69,643                                3.4%

Officers and Directors as a                                        492,857                               24.0%
  group (2 persons)

   (1) Unless otherwise indicated, Entrust believes that all persons named in the table have sole voting and investment power with respect to all shares of the Common Stock beneficially owned by them. A person is deemed to be the beneficial owner of securities which may be acquired by such person within 60 days from the date indicated above upon the exercise of options, warrants or convertible securities. Each beneficial owner's percentage ownership is determined by assuming that options, warrants or convertible securities that are held by such person (but not those held by any other person) and which are exercisable within 60 days of the date indicated above, have been exercised.

   (2) Arnold Kling controls Moyo Partners, LLC and therefore is the beneficial owner of the shares held by this entity.

   (3)  Arnold Kling is the President and sole director of Entrust.

   (4)  Kirk Warshaw is the Chief Financial Officer and Secretary of Entrust.


  INTEREST OF CERTAIN PERSONS IN OR IN OPPOSITION TO MATTERS TO BE ACTED UPON.

No director, executive officer, associate of any director or executive officer or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the Migratory Merger proposal which is not shared by all other holders of Common Stock. See "Voting Securities And Principal Holders Thereof," above.


                                  OTHER MATTERS

The Board knows of no other matters other than those described in this Information Statement which have been approved or considered by the holders of a majority of the shares of Entrust's voting stock.

IF YOU HAVE ANY QUESTIONS REGARDING THIS INFORMATION STATEMENT, PLEASE CONTACT:

Kirk Warshaw
47 School Avenue
Chatham, New Jersey 07928
(973) 635-4047

      BY ORDER OF THE BOARD OF DIRECTORS OF ENTRUST FINANCIAL SERVICES, INC.

                                                                       EXHIBIT A

                          CERTIFICATE OF INCORPORATION

                                       OF

                        ENTRUST FINANCIAL SERVICES, INC.

         The undersigned, being a natural person for the purpose of organizing a corporation for conducting the business and promoting the purposes hereinafter stated, under the provisions and subject to the requirements of the laws of the State of Delaware (particularly Chapter 1, Title 8 of the Delaware Code and the acts amendatory thereof and supplemental thereto, and known, identified and referred to as the "Delaware General Corporation Law"), hereby certifies that:

         FIRST: The name of this corporation is Entrust Financial Services, Inc. (hereinafter called the "Corporation")

         SECOND: The Corporation's Registered Office in the State of Delaware is to be located at 160 Greentree Drive, Suite 101, in the City of Dover, County of Kent, 19904. The Registered Agent in charge thereof is National Registered Agents, Inc.

         THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which a Corporation may be organized under the Delaware General Corporation Law.

         FOURTH: The total number of shares which the Corporation shall have the authority to issue is 101,000,000 shares, of which 100,000,000 shares shall be common stock, with a par value of $.001 per share (the "Common Stock") and 1,000,000 shares shall be preferred stock, with a par value of $.001 per share (the "Preferred Stock").

         The Preferred Stock may be issued from time to time in one or more series with such designations, preferences and relative participating, optional or other special rights and qualifications, limitations or restrictions thereof, as shall be stated in the resolutions adopted by the Corporation's Board of Directors (the "Board") providing for the issuance of such Preferred Stock or series thereof; and the Board is hereby vested with authority to fix such designations, preferences and relative participating, optional or other special rights or qualifications, limitations, or restrictions for each series, including, but not by way of limitation, the power to fix the redemption and liquidation preferences, the rate of dividends payable and the time for and the priority of payment thereof and to determine whether such dividends shall be cumulative or not and to provide for and fix the terms of conversion of such Preferred Stock or any series thereof into Common Stock of the Corporation and fix the voting Power, if any, of shares of Preferred Stock or any series thereof.

         FIFTH: No holder of any of the shares of the Corporation shall, as such holder, have any right to purchase or subscribe for any shares of any class which the Corporation may issue or sell, whether or not such shares are exchangeable for any shares of the Corporation of any other class or classes, and whether such shares are issued out of the number of shares authorized by the Certificate of Incorporation of the Corporation as originally filed, or by any amendment thereof, or out of shares of the Corporation acquired by it after the issue thereof; nor shall any holder of any of the shares of the Corporation, as such holder, have any right to purchase or subscribe for any obligations which the Corporation may issue or sell that shall be convertible into, or exchangeable for, any shares of the Corporation of any class or classes, or to which shall be attached or shall appertain to any warrant or warrants or other instrument or instruments that shall confer upon the holder thereof the right to subscribe for, or purchase from the Corporation any shares of any class or classes.

         SIXTH: The name and mailing address of the incorporator are as follows:

                  NAME                  MAILING ADDRESS
                  ----                  ---------------

                  John C. Hui           c/o Morse, Zelnick, Rose & Lander LLP
                                        405 Park Avenue, Suite 1401
                                        New York, New York 10022

         SEVENTH: The duration of the Corporation shall be perpetual.

         EIGHTH: When a compromise or arrangement is proposed between the Corporation and its creditors or any class of them or between the Corporation and its shareholders or any class of them, a court of equity jurisdiction within the state, on application of the Corporation or of a creditor or shareholder thereof, or on application of a receiver appointed for the Corporation pursuant to the provisions of Section 291 of The Delaware General Corporation Law or on application of trustees in dissolution or of any receiver or receivers appointed for the Corporation pursuant to provisions of Section 279 of the Delaware General Corporation Law may order a meeting of the creditors or class of creditors or of the shareholders or class of shareholders to be affected by the proposed compromise or arrangement or reorganization, to be summoned in such manner as the court directs. If a majority in number representing 3/4 in value of the creditors or class of creditors, or of the shareholders or class of shareholders to be affected by the proposed compromise or arrangement or a reorganization, agree to a compromise or arrangement or a reorganization of the Corporation as a consequence of the compromise or arrangement, the compromise or arrangement and the reorganization, if sanctioned by the court to which the application has been made, shall be binding on all the creditors or class of creditors, or on all the shareholders or class of shareholders and also on the Corporation.

         NINTH: For the management of the business and for the conduct of the affairs of the Corporation, and in further definition, limitation and regulation of the powers of the Corporation and of its directors and of its stockholders or any class thereof, as the case may be, it is further provided:

                  1. The management of the business and the conduct of the affairs of the Corporation shall be vested in the Board. The number of directors which shall constitute the whole Board shall be fixed by, or in the manner provided in, the By-Laws. The phrase "whole Board" and the phrase "total number of directors" shall be deemed to have the same meaning, to wit, the total number of directors that the Corporation would have if there were no vacancies. No election of directors need be by written ballot.

                  2. After the original or other By-Laws of the Corporation have been adopted, amended, or repealed, as the case may be, in accordance with the provisions of Section 109 of the Delaware General Corporation Law, and after the Corporation has received any payment for any of its stock, the power to adopt, amend, or repeal the By-Laws of the Corporation may be exercised by the Board; provided, however, that any provision for the classification of directors of the Corporation for staggered terms pursuant to the provisions of subsection (d) of
Section 141 of the Delaware General Corporation Law shall be set forth in an initial By-Law or in a By-Law adopted by the stockholders entitled to vote of the Corporation unless provisions for such classification shall be set forth in this Certificate of Incorporation.

                  3. Whenever the Corporation shall be authorized to issue only one class of stock each outstanding share shall entitle the holder thereof to notice of, and the right to vote at, any meeting of stockholders. Whenever the Corporation shall be authorized to issue more than one class of stock no outstanding share of any class of stock which is denied voting power under the provisions of this Certificate of Incorporation shall entitle the holder thereof to the right to vote at any meeting of stockholders except as the provisions of paragraph (c)(2) of Section 242 of the Delaware General Corporation Law shall otherwise require; provided, that no share of any such class which is otherwise denied voting power shall entitle the holder thereof to vote upon the increase or decrease in the number of authorized shares of said class.

         TENTH: A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit.

         ELEVENTH: (a) Right to Indemnification. Each person who was or is made a party or is threatened to be made a party to or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a "proceeding"), by reason of the fact that he or she, or a person of whom he or she is the legal representative, is or was a director or officer, of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another Corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent or in any other capacity while serving as a director, officer, employee or agent, shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the Delaware General Corporation Law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than said law permitted the Corporation to provide prior to such amendment), against all expense, liability and loss (including attorneys' fees, judgments, fines, ERISA excise taxes or penalties and amounts paid or to be paid in settlement) reasonably incurred or suffered by such person in connection therewith and such indemnification shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of his or her heirs, executors and administrators: provided, however, that, except as provided in paragraph (b) hereof, the Corporation shall indemnify any such person seeking indemnification in connection with a proceeding (or part thereof) initiated by such person only if such proceeding (or part thereof) was authorized by the Board. The right to indemnification conferred in this Article ELEVENTH shall be a contract right and shall include the right to be paid by the Corporation the expenses incurred in defending any such proceeding in advance of its final disposition: provided, however, that, if the Delaware General Corporation Law requires, the payment of such expenses incurred by a director or officer (in his or her capacity as a director or officer and not in any other capacity in which service was or is rendered by such person while a director or officer, including, without limitation, service to an employee benefit plan) in advance of the final disposition of a proceeding, shall be made only upon delivery to the Corporation of an undertaking, by or on behalf of such director or officer, to repay all amounts so advanced if it shall ultimately be determined that such director or officer is not entitled to be indemnified under this Article ELEVENTH or otherwise. The Corporation may, by action of the Board, provide indemnification to employees and agents of the Corporation with the same scope and effect as the foregoing indemnification of directors and officers.

                  (b) Right of Claimant to Bring Suit. If a claim under paragraph (a) of this Article ELEVENTH is not paid in full by the Corporation within thirty days after a written claim has been received by the Corporation, the claimant may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall be entitled to be paid also the expense of prosecuting such claim. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking, if any is required, has been tendered to the Corporation) that the claimant has not met the standards of conduct which make it permissible under the Delaware General Corporation Law for the Corporation to indemnify the claimant for the amount claimed, but the burden of proving such defense shall be on the Corporation. Neither the failure of the Corporation (including the Board, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the Delaware General Corporation Law, nor an actual determination by the Corporation (including the Board, independent legal counsel, or its stockholders) that the claimant has not met such applicable standard or conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

                  (c) Non-Exclusivity of Rights. The right to indemnification and the payment of expenses incurred in defending a proceeding in advance of its final disposition conferred in this Article ELEVENTH shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, provision of this Certificate of Incorporation, by-law, agreement, vote of stockholders or disinterested directors or otherwise.

                  (d) Insurance. The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any such expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the Delaware General Corporation Law.

         TWELFTH: From time to time any of the provisions of this Certificate of Incorporation may be amended, altered or repealed, and other provisions authorized by the laws of the State of Delaware at the time in force may be added or inserted in the manner and at the time prescribed by said laws, and all rights at any time conferred upon the stockholders of the Corporation by this Certificate of Incorporation are granted subject to the provisions of this Article TWELFTH.


Dated on this 19th day of December, 2006.



                                                  /S/ JOHN HUI
                                                  ------------------------------
                                                  John Hui, Incorporator

                                                                       EXHIBIT B


         DISSENTERS' RIGHTS UNDER THE COLORADO BUSINESS CORPORATION ACT


                                     PART 1
                      RIGHT OF DISSENT -PAYMENT FOR SHARES

7-113-101. DEFINITIONS.


     For purposes of this article:

     (1) "Beneficial shareholder" means the beneficial owner of shares held in a voting trust or by a nominee as the record shareholder.

     (2) "Corporation" means the issuer of the shares held by a dissenter before the corporate action, or the surviving or acquiring domestic or foreign corporation, by merger or share exchange of that issuer.

     (3) "Dissenter" means a shareholder who is entitled to dissent from corporate action under section 7-113-102 and who exercises that right at the time and in the manner required by part 2 of this article.

     (4) "Fair value", with respect to a dissenter's shares, means the value of the shares immediately before the effective date of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action except to the extent that exclusion would be inequitable.

     (5) "Interest" means interest from the effective date of the corporate action until the date of payment, at the average rate currently paid by the corporation on its principal bank loans or, if none, at the legal rate as specified in section 5-12-101, C.R.S.

     (6) "Record shareholder" means the person in whose name shares are registered in the records of a corporation or the beneficial owner of shares that are registered in the name of a nominee to the extent such owner is recognized by the corporation as the shareholder as provided in section 7-107-204.

     (7) "Shareholder" means either a record shareholder or a beneficial shareholder.
--------------------------------------------------------------------------------

7-113-102. RIGHT TO DISSENT.


     (1) A shareholder, whether or not entitled to vote, is entitled to dissent and obtain payment of the fair value of the shareholder's shares in the event of any of the following corporate actions:

     (a) Consummation of a plan of merger to which the corporation is a party if:

     (I) Approval by the shareholders of that corporation is required for the merger by section 7-111-103 or 7-111-104 or by the articles of incorporation; or

     (II) The corporation is a subsidiary that is merged with its parent corporation under section 7-111-104;

     (b) Consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired;

     (c) Consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of the corporation for which a shareholder vote is required under section 7-112-102 (1); and

     (d) Consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of an entity controlled by the corporation if the shareholders of the corporation were entitled to vote upon the consent of the corporation to the disposition pursuant to section 7-112-102 (2).

     (e) Consummation of a conversion in which the corporation is the converting entity as provided in section 7-90-206 (2).

     (1.3) A shareholder is not entitled to dissent and obtain payment, under subsection (1) of this section, of the fair value of the shares of any class or series of shares which either were listed on a national securities exchange registered under the federal "Securities Exchange Act of 1934", as amended, or on the national market system of the national association of securities dealers automated quotation system, or were held of record by more than two thousand shareholders, at the time of:

     (a) The record date fixed under section 7-107-107 to determine the shareholders entitled to receive notice of the shareholders' meeting at which the corporate action is submitted to a vote;

     (b) The record date fixed under section 7-107-104 to determine shareholders entitled to sign writings consenting to the corporate action; or

     (c) The effective date of the corporate action if the corporate action is authorized other than by a vote of shareholders.

     (1.8) The limitation set forth in subsection (1.3) of this section shall not apply if the shareholder will receive for the shareholder's shares, pursuant to the corporate action, anything except:

     (a) Shares of the corporation surviving the consummation of the plan of merger or share exchange;

     (b) Shares of any other corporation which at the effective date of the plan of merger or share exchange either will be listed on a national securities exchange registered under the federal "Securities Exchange Act of 1934", as amended, or on the national market system of the national association of securities dealers automated quotation system, or will be held of record by more than two thousand shareholders;

     (c) Cash in lieu of fractional shares; or

     (d) Any combination of the foregoing described shares or cash in lieu of fractional shares.

     (2) (Deleted by amendment, L. 96, p. 1321, ss. 30, effective June 1, 1996.)

     (2.5) A shareholder, whether or not entitled to vote, is entitled to dissent and obtain payment of the fair value of the shareholder's shares in the event of a reverse split that reduces the number of shares owned by the shareholder to a fraction of a share or to scrip if the fractional share or scrip so created is to be acquired for cash or the scrip is to be voided under section 7-106-104.

     (3) A shareholder is entitled to dissent and obtain payment of the fair value of the shareholder's shares in the event of any corporate action to the extent provided by the bylaws or a resolution of the board of directors.

     (4) A shareholder entitled to dissent and obtain payment for the shareholder's shares under this article may not challenge the corporate action creating such entitlement unless the action is unlawful or fraudulent with respect to the shareholder or the corporation.
--------------------------------------------------------------------------------

7-113-103. DISSENT BY NOMINEES AND BENEFICIAL OWNERS.

     (1) A record shareholder may assert dissenters' rights as to fewer than all the shares registered in the record shareholder's name only if the record shareholder dissents with respect to all shares beneficially owned by any one person and causes the corporation to receive written notice which states such dissent and the name, address, and federal taxpayer identification number, if any, of each person on whose behalf the record shareholder asserts dissenters' rights. The rights of a record shareholder under this subsection (1) are determined as if the shares as to which the record shareholder dissents and the other shares of the record shareholder were registered in the names of different shareholders.

     (2) A beneficial shareholder may assert dissenters' rights as to the shares held on the beneficial shareholder's behalf only if:

     (a) The beneficial shareholder causes the corporation to receive the record shareholder's written consent to the dissent not later than the time the beneficial shareholder asserts dissenters' rights; and

     (b) The beneficial shareholder dissents with respect to all shares beneficially owned by the beneficial shareholder.

     (3) The corporation may require that, when a record shareholder dissents with respect to the shares held by any one or more beneficial shareholders, each such beneficial shareholder must certify to the corporation that the beneficial shareholder and the record shareholder or record shareholders of all shares owned beneficially by the beneficial shareholder have asserted, or will timely assert, dissenters' rights as to all such shares as to which there is no limitation on the ability to exercise dissenters' rights. Any such requirement shall be stated in the dissenters' notice given pursuant to section 7-113-203.
--------------------------------------------------------------------------------

                                     PART 2
                  PROCEDURE FOR EXERCISE OF DISSENTERS' RIGHTS


7-113-201. NOTICE OF DISSENTERS' RIGHTS.


      (1) If a proposed corporate action creating dissenters' rights under section 7-113-102 is submitted to a vote at a shareholders' meeting, the notice of the meeting shall be given to all shareholders, whether or not entitled to vote. The notice shall state that shareholders are or may be entitled to assert dissenters' rights under this article and shall be accompanied by a copy of this article and the materials, if any, that, under articles 101 to 117 of this title, are required to be given to shareholders entitled to vote on the proposed action at the meeting. Failure to give notice as provided by this subsection (1) shall not affect any action taken at the shareholders' meeting for which the notice was to have been given, but any shareholder who was entitled to dissent but who was not given such notice shall not be precluded from demanding payment for the shareholder's shares under this article by reason of the shareholder's failure to comply with the provisions of section 7-113-202 (1).

     (2) If a proposed corporate action creating dissenters' rights under section 7-113-102 is authorized without a meeting of shareholders pursuant to section 7-107-104, any written or oral solicitation of a shareholder to execute a writing consenting to such action contemplated in section 7-107-104 shall be accompanied or preceded by a written notice stating that shareholders are or may be entitled to assert dissenters' rights under this article, by a copy of this article, and by the materials, if any, that, under articles 101 to 117 of this title, would have been required to be given to shareholders entitled to vote on the proposed action if the proposed action were submitted to a vote at a shareholders' meeting. Failure to give notice as provided by this subsection (2) shall not affect any action taken pursuant to section 7-107-104 for which the notice was to have been given, but any shareholder who was entitled to dissent but who was not given such notice shall not be precluded from demanding payment for the shareholder's shares under this article by reason of the shareholder's failure to comply with the provisions of section 7-113-202 (2).
--------------------------------------------------------------------------------

7-113-202. NOTICE OF INTENT TO DEMAND PAYMENT.


     (1) If a proposed corporate action creating dissenters' rights under section 7-113-102 is submitted to a vote at a shareholders' meeting and if notice of dissenters' rights has been given to such shareholder in connection with the action pursuant to section 7-113-201 (1), a shareholder who wishes to assert dissenters' rights shall:

     (a) Cause the corporation to receive, before the vote is taken, written notice of the shareholder's intention to demand payment for the shareholder's shares if the proposed corporate action is effectuated; and

     (b) Not vote the shares in favor of the proposed corporate action.

     (2) If a proposed corporate action creating dissenters' rights under section 7-113-102 is authorized without a meeting of shareholders pursuant to section 7-107-104 and if notice of dissenters' rights has been given to such shareholder in connection with the action pursuant to section 7-113-201 (2), a shareholder who wishes to assert dissenters' rights shall not execute a writing consenting to the proposed corporate action.

     (3) A shareholder who does not satisfy the requirements of subsection (1) or (2) of this section is not entitled to demand payment for the shareholder's shares under this article.
--------------------------------------------------------------------------------

7-113-203. DISSENTERS' NOTICE.


     (1) If a proposed corporate action creating dissenters' rights under section 7-113-102 is authorized, the corporation shall give a written dissenters' notice to all shareholders who are entitled to demand payment for their shares under this article.

     (2) The dissenters' notice required by subsection (1) of this section shall be given no later than ten days after the effective date of the corporate action creating dissenters' rights under section 7-113-102 and shall:

     (a) State that the corporate action was authorized and state the effective date or proposed effective date of the corporate action;

     (b) State an address at which the corporation will receive payment demands and the address of a place where certificates for certificated shares must be deposited;

     (c) Inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received;

     (d) Supply a form for demanding payment, which form shall request a dissenter to state an address to which payment is to be made;

     (e) Set the date by which the corporation must receive the payment demand and certificates for certificated shares, which date shall not be less than thirty days after the date the notice required by subsection (1) of this section is given;

     (f) State the requirement contemplated in section 7-113-103 (3), if such requirement is imposed; and

     (g) Be accompanied by a copy of this article.
--------------------------------------------------------------------------------

7-113-204. PROCEDURE TO DEMAND PAYMENT.


     (1) A shareholder who is given a dissenters' notice pursuant to section 7-113-203 and who wishes to assert dissenters' rights shall, in accordance with the terms of the dissenters' notice:

     (a) Cause the corporation to receive a payment demand, which may be the payment demand form contemplated in section 7-113-203 (2) (d), duly completed, or may be stated in another writing; and

     (b) Deposit the shareholder's certificates for certificated shares.

     (2) A shareholder who demands payment in accordance with subsection (1) of this section retains all rights of a shareholder, except the right to transfer the shares, until the effective date of the proposed corporate action giving rise to the shareholder's exercise of dissenters' rights and has only the right to receive payment for the shares after the effective date of such corporate action.

     (3) Except as provided in section 7-113-207 or 7-113-209 (1) (b), the demand for payment and deposit of certificates are irrevocable.

     (4) A shareholder who does not demand payment and deposit the shareholder's share certificates as required by the date or dates set in the dissenters' notice is not entitled to payment for the shares under this article.
--------------------------------------------------------------------------------

7-113-205. UNCERTIFICATED SHARES.


     (1) Upon receipt of a demand for payment under section 7-113-204 from a shareholder holding uncertificated shares, and in lieu of the deposit of certificates representing the shares, the corporation may restrict the transfer thereof.

     (2) In all other respects, the provisions of section 7-113-204 shall be applicable to shareholders who own uncertificated shares.
--------------------------------------------------------------------------------

7-113-206. PAYMENT.


     (1) Except as provided in section 7-113-208, upon the effective date of the corporate action creating dissenters' rights under section 7-113-102 or upon receipt of a payment demand pursuant to section 7-113-204, whichever is later, the corporation shall pay each dissenter who complied with section 7-113-204, at the address stated in the payment demand, or if no such address is stated in the payment demand, at the address shown on the corporation's current record of shareholders for the record shareholder holding the dissenter's shares, the amount the corporation estimates to be the fair value of the dissenter's shares, plus accrued interest.

     (2) The payment made pursuant to subsection (1) of this section shall be accompanied by:

     (a) The corporation's balance sheet as of the end of its most recent fiscal year or, if that is not available, the corporation's balance sheet as of the end of a fiscal year ending not more than sixteen months before the date of payment, an income statement for that year, and, if the corporation customarily provides such statements to shareholders, a statement of changes in shareholders' equity for that year and a statement of cash flow for that year, which balance sheet and statements shall have been audited if the corporation customarily provides audited financial statements to shareholders, as well as the latest available financial statements, if any, for the interim or full-year period, which financial statements need not be audited;

     (b) A statement of the corporation's estimate of the fair value of the shares;

     (c) An explanation of how the interest was calculated;

     (d) A statement of the dissenter's right to demand payment under section 7-113-209; and

     (e) A copy of this article.
--------------------------------------------------------------------------------

7-113-207. FAILURE TO TAKE ACTION.


     (1) If the effective date of the corporate action creating dissenters' rights under section 7-113-102 does not occur within sixty days after the date set by the corporation by which the corporation must receive the payment demand as provided in section 7-113-203, the corporation shall return the deposited certificates and release the transfer restrictions imposed on uncertificated shares.

     (2) If the effective date of the corporate action creating dissenters' rights under section 7-113-102 occurs more than sixty days after the date set by the corporation by which the corporation must receive the payment demand as provided in section 7-113-203, then the corporation shall send a new dissenters' notice, as provided in section 7-113-203, and the provisions of sections 7-113-204 to 7-113-209 shall again be applicable.
--------------------------------------------------------------------------------

7-113-208. SPECIAL PROVISIONS RELATING TO SHARES ACQUIRED AFTER ANNOUNCEMENT OF PROPOSED CORPORATE ACTION.


     (1) The corporation may, in or with the dissenters' notice given pursuant to section 7-113-203, state the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action creating dissenters' rights under section 7-113-102 and state that the dissenter shall certify in writing, in or with the dissenter's payment demand under section 7-113-204, whether or not the dissenter (or the person on whose behalf dissenters' rights are asserted) acquired beneficial ownership of the shares before that date. With respect to any dissenter who does not so certify in writing, in or with the payment demand, that the dissenter or the person on whose behalf the dissenter asserts dissenters' rights acquired beneficial ownership of the shares before such date, the corporation may, in lieu of making the payment provided in section 7-113-206, offer to make such payment if the dissenter agrees to accept it in full satisfaction of the demand.

     (2) An offer to make payment under subsection (1) of this section shall include or be accompanied by the information required by section 7-113-206 (2).
--------------------------------------------------------------------------------

7-113-209. PROCEDURE IF DISSENTER IS DISSATISFIED WITH PAYMENT OR OFFER.


     (1) A dissenter may give notice to the corporation in writing of the dissenter's estimate of the fair value of the dissenter's shares and of the amount of interest due and may demand payment of such estimate, less any payment made under section 7-113-206, or reject the corporation's offer under section 7-113-208 and demand payment of the fair value of the shares and interest due, if:

     (a) The dissenter believes that the amount paid under section 7-113-206 or offered under section 7-113-208 is less than the fair value of the shares or that the interest due was incorrectly calculated;

     (b) The corporation fails to make payment under section 7-113-206 within sixty days after the date set by the corporation by which the corporation must receive the payment demand; or

     (c) The corporation does not return the deposited certificates or release the transfer restrictions imposed on uncertificated shares as required by section 7-113-207 (1).

     (2) A dissenter waives the right to demand payment under this section unless the dissenter causes the corporation to receive the notice required by subsection (1) of this section within thirty days after the corporation made or offered payment for the dissenter's shares.
--------------------------------------------------------------------------------

                                     PART 3
                          JUDICIAL APPRAISAL OF SHARES

7-113-301. COURT ACTION.


     (1) If a demand for payment under section 7-113-209 remains unresolved, the corporation may, within sixty days after receiving the payment demand, commence a proceeding and petition the court to determine the fair value of the shares and accrued interest. If the corporation does not commence the proceeding within the sixty-day period, it shall pay to each dissenter whose demand remains unresolved the amount demanded.

     (2) The corporation shall commence the proceeding described in subsection
(1) of this section in the district court for the county in this state in which the street address of the corporation's principal office is located, or, if the corporation has no principal office in this state, in the district court for the county in which the street address of its registered agent is located, or, if the corporation has no registered agent, in the district court for the city and county of Denver. If the corporation is a foreign corporation without a registered agent, it shall commence the proceeding in the county in which the domestic corporation merged into, or whose shares were acquired by, the foreign corporation would have commenced the action if that corporation were subject to the first sentence of this subsection (2).

     (3) The corporation shall make all dissenters, whether or not residents of this state, whose demands remain unresolved parties to the proceeding commenced under subsection (2) of this section as in an action against their shares, and all parties shall be served with a copy of the petition. Service on each dissenter shall be by registered or certified mail, to the address stated in such dissenter's payment demand, or if no such address is stated in the payment demand, at the address shown on the corporation's current record of shareholders for the record shareholder holding the dissenter's shares, or as provided by law.

     (4) The jurisdiction of the court in which the proceeding is commenced under subsection (2) of this section is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or in any amendment to such order. The parties to the proceeding are entitled to the same discovery rights as parties in other civil proceedings.

     (5) Each dissenter made a party to the proceeding commenced under subsection (2) of this section is entitled to judgment for the amount, if any, by which the court finds the fair value of the dissenter's shares, plus interest, exceeds the amount paid by the corporation, or for the fair value, plus interest, of the dissenter's shares for which the corporation elected to withhold payment under section 7-113-208.
--------------------------------------------------------------------------------

7-113-302. COURT COSTS AND COUNSEL FEES.


     (1) The court in an appraisal proceeding commenced under section 7-113-301 shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the corporation; except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously, or not in good faith in demanding payment under section 7-113-209.

     (2) The court may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable:

     (a) Against the corporation and in favor of any dissenters if the court finds the corporation did not substantially comply with part 2 of this article; or

     (b) Against either the corporation or one or more dissenters, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this article.

     (3) If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to said counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefited.
--------------------------------------------------------------------------------